Exhibit 99.1

Eureka Acquisition Corp Announces the Redemption Request Deadline as June 17, 2025 for the Upcoming Extraordinary General Meeting to be Held on June 20, 2025

New York, June 05, 2025 (GLOBE NEWSWIRE) -- Eureka Acquisition Corp (the “Company”) (Nasdaq: EURK), a blank check company, today announced that June 17, 2025 is the deadline for delivery of redemption request from the Company’s shareholders for its upcoming extraordinary general meeting in lieu of an annual general meeting of shareholders (the “Extraordinary General Meeting”)

The Extraordinary General Meeting is scheduled to be held on June 20, 2025. Since June 19, 2025 is a federal holiday, June 17, 2025, two business days before the date of the Extraordinary General Meeting, is the deadline for delivery of redemption requests from the Company’s shareholders.

There is no change to the location, the record date, or any of the other proposals to be acted upon at the Extraordinary General Meeting.

If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, NY 10004-1561

E-mail: spacredemptions@continentalstock.com

The Company’s shareholders who have questions regarding the Extraordinary General Meeting, or would like to request documents may contact the Company’s proxy solicitor, Advantage Proxy, Inc., at (877) 870-8565, or banks and brokers can call (206) 870-8565, or by email at ksmith@advantageproxy.com.

About Eureka Acquisition Corp

Eureka Acquisition Corp is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, incorporated for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the date of the Extraordinary General Meeting and the redemption request deadline. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On June 3, 2025, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for the Extraordinary General Meeting. The Company will amend and supplement the definitive proxy statement to provide information about the redemption request deadline. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the definitive proxy statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or by contacting the Company’s proxy solicitor.

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Extraordinary General Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement. You may obtain free copies of these documents using the sources indicated above.

Contact Information:

Fen Zhang

Chairman and Chief Executive Officer

Email: eric.zhang@hercules.global

Tel: +86 135 0189 0555